Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
333 South Hope Street Suite 2525 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

Charter Communications Operating, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	43-1843260 (I.R.S. employer identification no.)
400 Washington Blvd. Stamford, Connecticut (Address of principal executive offices)	06902 (Zip code)

Charter Communications Operating Capital Corp.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1044453 (I.R.S. employer identification no.)
400 Washington Blvd. Stamford, Connecticut (Address of principal executive offices)	06902 (Zip code)

Charter Communications Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	84-1496755 (I.R.S. employer identification no.)
400 Washington Blvd. Stamford, Connecticut (Address of principal executive offices)	06902 (Zip code)

CCO Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-1067239 (I.R.S. employer identification no.)
400 Washington Blvd. Stamford, Connecticut (Address of principal executive offices)	06902 (Zip code)

Table of Additional Registrants

Exact Name of Additional Registrant Guarantor as specified in its charter	Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
BHN IP Enabled Services, LLC	Delaware	99-1515245
BPRF Holdings, LLC	Delaware	82-1464322
Bresnan Broadband Holdings, LLC	Delaware	13-4119839
Bresnan Broadband of Colorado, LLC	Colorado	35-2403834
Bresnan Broadband of Montana, LLC	Montana	32-0334681
Bresnan Broadband of Wyoming, LLC	Wyoming	61-1642737
Bresnan Digital Services, LLC	Delaware	38-3833973
Bright House Networks Information Services (Alabama), LLC	Delaware	20-1544201
Bright House Networks Information Services (California), LLC	Delaware	20-1544390
Bright House Networks Information Services (Florida), LLC	Delaware	59-3758339
Bright House Networks Information Services (Indiana), LLC	Delaware	20-1544486
Bright House Networks Information Services (Michigan), LLC	Delaware	20-1544302
CB Commercial Devices, LLC	Delaware	41-3945826
CC Fiberlink, LLC	Delaware	43-1928509
CC VI Fiberlink, LLC	Delaware	20-0310684
CC VII Fiberlink, LLC	Delaware	20-0310704
CCI Corporate Services, LLC	Delaware	26-3564488
CCI Devices, LLC	Delaware	33-2883817
CCO Fiberlink, LLC	Delaware	20-0310854
CCO NR Holdings, LLC	Delaware	86-1067241
Charter Communications ASC, LLC	Delaware	93-4070587
Charter Communications SSC, LLC	Delaware	93-4084052
Charter Communications VI HoldCo, LLC	Delaware	75-2775560

Charter Communications VI, L.L.C.	Delaware	43-1854208
Charter Communications, LLC	Delaware	43-1659860
Charter Distribution, LLC	Delaware	74-3089287
Charter Fiberlink – Alabama, LLC	Delaware	20-0193389
Charter Fiberlink – Georgia, LLC	Delaware	20-0193674
Charter Fiberlink – Illinois, LLC	Delaware	43-1943035
Charter Fiberlink – LA-CCO, LLC	Delaware	20-0709283
Charter Fiberlink – Maryland II, LLC	Delaware	81-2255084
Charter Fiberlink – Michigan, LLC	Delaware	43-1875389
Charter Fiberlink – Missouri, LLC	Delaware	43-1928511
Charter Fiberlink – MS-CCVI, LLC	Delaware	20-0709405
Charter Fiberlink – Nebraska, LLC	Delaware	81-0547765
Charter Fiberlink – Tennessee, LLC	Delaware	20-0193707
Charter Fiberlink – CA-CCO, LLC	Delaware	43-1943040
Charter Fiberlink – CC VIII, LLC	Delaware	43-1793439
Charter Fiberlink – CCO, LLC	Delaware	43-1876029
Charter Fiberlink – CT-CCO, LLC	Delaware	20-0339366
Charter Fiberlink – MA-CCO, LLC	Delaware	20-0258357
Charter Fiberlink – NC-CCO, LLC	Delaware	20-0258604
Charter Fiberlink – NH-CCO, LLC	Delaware	20-0709514
Charter Fiberlink – NV-CCVII, LLC	Delaware	20-0474139
Charter Fiberlink – NY-CCO, LLC	Delaware	20-0426827
Charter Fiberlink – OR-CCVII, LLC	Delaware	20-0474232
Charter Fiberlink – SC-CCO, LLC	Delaware	43-1943037
Charter Fiberlink – TX-CCO, LLC	Delaware	43-1943038
Charter Fiberlink – VA-CCO, LLC	Delaware	20-0709822

Charter Fiberlink – VT-CCO, LLC	Delaware	20-0258644
Charter Fiberlink – WA-CCVII, LLC	Delaware	20-0474261
Charter IP Enabled Services, LLC	Delaware	92-3313105
Charter Leasing Holding Company, LLC	Delaware	47-4669203
Charter Procurement Leasing, LLC	Delaware	47-4657690
Clarity Communications Group, LLC	North Carolina	56-2088064
Cox Advanced Services Arizona, LLC	Delaware	27-3501993
Cox Advanced Services Arkansas, LLC	Delaware	46-1192943
Cox Advanced Services California, LLC	Delaware	61-1673560
Cox Advanced Services Connecticut, LLC	Delaware	45-4059297
Cox Advanced Services Florida, LLC	Delaware	46-1172364
Cox Advanced Services Georgia, LLC	Delaware	80-0861302
Cox Advanced Services Idaho, LLC	Delaware	47-5591533
Cox Advanced Services Iowa, LLC	Delaware	46-1193003
Cox Advanced Services Kansas, LLC	Delaware	46-1172555
Cox Advanced Services Louisiana, LLC	Delaware	46-1172521
Cox Advanced Services Nebraska, LLC	Delaware	46-1172486
Cox Advanced Services Nevada, LLC	Delaware	46-1172408
Cox Advanced Services North Carolina, LLC	Delaware	99-4763868
Cox Advanced Services Ohio, LLC	Delaware	45-4059140
Cox Advanced Services Oklahoma, LLC	Delaware	45-4059688
Cox Advanced Services Rhode Island, LLC	Delaware	45-4059494
Cox Advanced Services Virginia, LLC	Delaware	45-4059617

Cox Arizona Telcom, L.L.C.	Delaware	58-2327142
Cox Arkansas Telcom, L.L.C.	Delaware	58-2627234
Cox California Telcom, L.L.C.	Delaware	58-2327138
Cox Colorado Telcom, L.L.C.	Delaware	20-0616936
Cox Communications Arizona, LLC	Delaware	45-2998180
Cox Communications California, LLC	Delaware	45-2998126
Cox Communications EBD Holdings, LLC	Delaware	58-2660947
Cox Communications Georgia, LLC	Delaware	27-2063916
Cox Communications Gulf Coast, LLC	Delaware	58-2487265
Cox Communications Hampton Roads, L.L.C.	Delaware	58-2412419
Cox Communications Kansas, L.L.C.	Delaware	58-2520461
Cox Communications Las Vegas, LLC	Delaware	58-2406705
Cox Communications Louisiana, L.L.C.	Delaware	58-2639743
Cox Communications Missouri, LLC	Delaware	33-1310693
Cox Communications NCC, LLC	Delaware	58-2164886
Cox Communications Omaha, L.L.C.	Delaware	58-2377082
Cox Communications Tower, LLC	Delaware	45-5039192
Cox Communications, LLC	Delaware	58-2112281
Cox Connecticut Telcom, L.L.C.	Delaware	58-2298049
Cox District of Columbia Telcom, L.L.C.	Delaware	58-2627239
Cox Florida Telcom, L.P.	Delaware	58-2310381
Cox Georgia Telcom, L.L.C.	Delaware	58-2377086
Cox HMS, LLC	Delaware	47-4724742

Cox Horizon Growth, LLC	Delaware	92-1089998
Cox Idaho Telcom, L.L.C.	Delaware	20-1916671
Cox Iowa Telcom, L.L.C.	Delaware	58-2317719
Cox Kansas Telcom, L.L.C.	Delaware	58-2490812
Cox LAHC, LLC	Delaware	47-3836136
Cox Louisiana Telcom, L.L.C.	Delaware	58-2327136
Cox Maryland Telcom, L.L.C.	Delaware	58-2627232
Cox Media, L.L.C.	Delaware	58-1444671
Cox Missouri Telcom, LLC	Delaware	26-2736415
Cox Nebraska Telcom, L.L.C.	Delaware	58-2327135
Cox Nevada Telcom, L.L.C.	Delaware	58-2412418
Cox North Carolina Telcom, L.L.C.	Delaware	20-5867789
Cox Ohio Telcom, L.L.C.	Delaware	20-0739995
Cox Oklahoma Telcom, L.L.C.	Delaware	58-2292639
Cox Rhode Island Telcom, L.L.C.	Delaware	58-2327133
Cox Strategic Services, LLC	Delaware	36-4754106
Cox TMI, LLC	Delaware	83-0480083
Cox Virginia Telcom, L.L.C.	Virginia	58-2220125
Cox Wireless Access, LLC	Delaware	81-3810351
Cox Wireless, LLC	Delaware	26-3246030
Cox/Charter Master Cable Advertising, LLC	Delaware	82-4372070
CoxCom, LLC	Delaware	95-2755479
DC74, LLC	North Carolina	26-3221033

DukeNet Communications, LLC	Delaware	27-2985707
Fiber Platform Blocker, LLC	Delaware	81-3810487
Fiber Platform Holdings, LLC	Delaware	81-3065300
Fiber Platform, LLC	Delaware	35-2566703
Fibernet of Ohio, LLC	Ohio	91-2070628
Fibernet Telecommunications of Pennsylvania, LLC	Pennsylvania	84-1514362
FRC, LLC	South Carolina	57-1086125
Hamptonnet, LLC	South Carolina	57-1103185
Hospitality Network Louisiana, L.L.C.	Delaware	20-5801703
Hospitality Network Pennsylvania, LLC	Delaware	47-2505600
Hospitality Network, L.L.C.	Delaware	88-0305825
Innovar Media LLC	Delaware	46-5437739
LMK Communications LLC	North Carolina	56-2273856
Logicworks Systems, LLC	Delaware	13-3700569
Lumos Networks 2, LLC	Virginia	54-1246324
Lumos Networks 3, LLC	Delaware	80-0697274
Lumos Networks Acquisitions LLC	Virginia	81-5335240
Lumos Networks LLC	West Virginia	84-1452950
Lumos Networks of West Virginia, LLC	Virginia	54-2011548
Lumos Networks Operating Company, LLC	Delaware	90-0673286
Lumos Payroll, LLC	Virginia	45-4439142
Mountaineer Telecommunications, LLC	West Virginia	84-1484349
MTN Infrastructure Intermediate GP, LLC	Delaware	82-2200045
MTN Infrastructure Intermediate, LP	Delaware	82-2163577
MTN Infrastructure TopCo Blocker, LLC	Delaware	82-2151035
MTN Infrastructure, LLC	Delaware	81-5393142
North State Technology Solutions, LLC	North Carolina	47-4270616
PalmettoNet, LLC	South Carolina	57-0794986

Rapidscale, LLC	California	27-2220534
SCTG Communications, LLC	South Carolina	47-2554575
SCTG, LLC	South Carolina	58-2291056
South Carolina Net, LLC	South Carolina	57-0950120
South Carolina Telecommunications Group Holdings, LLC	South Carolina	46-2103148
Spectrum Advanced Services, LLC	Delaware	26-0354307
Spectrum Fiberlink Florida, LLC	Delaware	84-4375530
Spectrum Gulf Coast, LLC	Delaware	45-4608769
Spectrum Mid-America, LLC	Delaware	45-4593320
Spectrum Mobile Equipment, LLC	Delaware	82-3887201
Spectrum Mobile, LLC	Delaware	82-2492552
Spectrum New York Metro, LLC	Delaware	45-4593291
Spectrum NLP, LLC	Delaware	45-1560311
Spectrum Northeast, LLC	Delaware	45-4593341
Spectrum Oceanic, LLC	Delaware	45-4593273
Spectrum Originals Development, LLC	Delaware	83-1623014
Spectrum Originals, LLC	Delaware	82-3414467
Spectrum Pacific West, LLC	Delaware	45-4593361
Spectrum Reach, LLC	Delaware	27-4633156
Spectrum RSN, LLC	Delaware	83-1611206
Spectrum SN, LLC	Delaware	93-1943164
Spectrum Southeast, LLC	Delaware	45-4608839

Spectrum SportsNet, LLC	Delaware	93-1958585
Spectrum Sunshine State, LLC	Delaware	02-0636401
Spectrum TV Essentials, LLC	Delaware	83-4704194
Spectrum Wireless Holdings, LLC	Delaware	83-1856732
Time Warner Cable Business LLC	Delaware	35-2466312
Time Warner Cable Enterprises LLC	Delaware	45-4854395
Time Warner Cable Information Services (Alabama), LLC	Delaware	20-0639409
Time Warner Cable Information Services (Arizona), LLC	Delaware	20-4370232
Time Warner Cable Information Services (California), LLC	Delaware	20-0162970
Time Warner Cable Information Services (Colorado), LLC	Delaware	26-2375439
Time Warner Cable Information Services (Hawaii), LLC	Delaware	20-0162993
Time Warner Cable Information Services (Idaho), LLC	Delaware	20-8254896
Time Warner Cable Information Services (Illinois), LLC	Delaware	26-2375576
Time Warner Cable Information Services (Indiana), LLC	Delaware	20-1618562
Time Warner Cable Information Services (Kansas), LLC	Delaware	20-0163009
Time Warner Cable Information Services (Kentucky), LLC	Delaware	20-4370430
Time Warner Cable Information Services (Maine), LLC	Delaware	48-1296576
Time Warner Cable Information Services (Massachusetts), LLC	Delaware	20-0639517

Time Warner Cable Information Services (Michigan), LLC	Delaware	26-2376102
Time Warner Cable Information Services (Missouri), LLC	Delaware	20-0163031
Time Warner Cable Information Services (Nebraska), LLC	Delaware	20-0597251
Time Warner Cable Information Services (New Hampshire), LLC	Delaware	20-0834759
Time Warner Cable Information Services (New Jersey), LLC	Delaware	20-0605091
Time Warner Cable Information Services (New Mexico), LLC	Delaware	20-8244978
Time Warner Cable Information Services (New York), LLC	Delaware	06-1530234
Time Warner Cable Information Services (North Carolina), LLC	Delaware	05-0563203
Time Warner Cable Information Services (Ohio), LLC	Delaware	20-0163449
Time Warner Cable Information Services (Pennsylvania), LLC	Delaware	20-0639607
Time Warner Cable Information Services (South Carolina), LLC	Delaware	20-0163480
Time Warner Cable Information Services (Tennessee), LLC	Delaware	20-0639795
Time Warner Cable Information Services (Texas), LLC	Delaware	20-0095157
Time Warner Cable Information Services (Virginia), LLC	Delaware	20-4370738
Time Warner Cable Information Services (Washington), LLC	Delaware	20-5690377
Time Warner Cable Information Services (West Virginia), LLC	Delaware	20-1620308

Time Warner Cable Information Services (Wisconsin), LLC	Delaware	20-0163685
Time Warner Cable, LLC	Delaware	81-2545593
TMI Partner Holdings, LLC	Delaware	27-1576200
TWC Administration LLC	Delaware	90-0882471
TWC Communications, LLC	Delaware	35-2205910
TWC IP Enabled Services, LLC	Delaware	92-3326637
TWC SEE Holdco LLC	Delaware	20-5421447
TWCIS Holdco LLC	Delaware	27-3481972
Unite Private Networks, L.L.C.	Delaware	27-3483570
Unite Private Networks-Illinois, L.L.C.	Delaware	27-3483514
UPN Intermediate Holdings LLC	Delaware	81-5269020
Visual Advertising Sales Technology, LLC	Delaware	68-0470452

Debt Securities
and Guarantees of Debt Securities
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act").

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 21st day of October, 2026.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Peggy Guel
Name: Peggy Guel
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 333 South Hope Street, Suite 2525, Los Angeles, CA 90071

At the close of business June 30, 2026, published in accordance with Federal regulatory authority instructions.

Dollar amounts
in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	114,578
Interest-bearing balances	265,675
Securities:
Held-to-maturity securities	0
Available-for-sale debt securities	523
Equity securities with readily determinable fair values not held for trading	0
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases held for investment	0
LESS: Allowance for credit losses on loans and leases	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including right-of-use assets)	14,248
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets	856,313
Other assets	121,260
Total assets	$1,372,597

1

LIABILITIES

Deposits:
In domestic offices	2,233
Noninterest-bearing	2,233
Interest-bearing	0

Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	263,415
Total liabilities	265,648
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	108,850
Not available
Retained earnings	997,100
Accumulated other comprehensive income	-1
Other equity capital components	0
Not available
Total bank equity capital	1,106,949
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,106,949
Total liabilities and equity capital	1,372,597

I, Natalie Bobnar, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Natalie Bobnar       )       CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Elizabeth Lyndon, Managing Director	)
Kevin C. Weeks, President	)	Directors (Trustees)
Fernando A. Costa, Managing Director	)

2